Vivaldi Merger Arbitrage Fund

a series of Investment Managers Series Trust II

Supplement dated November 6, 2015 to the
Prospectus and Statement of Additional Information dated September 15, 2015

The principal address for Vivaldi Asset Management LLC (the “Advisor”), the investment advisor to Vivaldi Merger Arbitrage Fund, has changed.  Effective immediately, the new address for the Advisor is:

Vivaldi Asset Management, LLC
225 West Wacker, Suite 2100
Chicago, Illinois 60606

All references to the Advisor’s previous address are deleted in their entirety.

Please file this Supplement with your records.